Exhibit 99.1

bridgebio pharma, inc. announces launch of secondary offering of common stock

11.02.2021 at 4:10 PM EST

PALO ALTO, Calif., Feb. 11, 2021 (GLOBE NEWSWIRE) — BridgeBio Pharma, Inc. (Nasdaq: BBIO) (the “Company,” “we” or “BridgeBio”) announced today the launch of a secondary public offering of 3,000,000 shares of its common stock by selling stockholder KKR Genetic Disorder L.P. The selling stockholder has also granted the underwriters a 30-day option to purchase up to 450,000 additional shares of common stock. All shares are being sold by KKR Genetic Disorder L.P. The Company is not selling any shares and will not receive any of the proceeds of the offering.

Goldman Sachs & Co. LLC is acting as the sole book-running manager and KKR Capital Markets LLC and Raymond James & Associates, Inc. are acting as co-managers for the offering.

The securities described above are being offered pursuant to an automatic shelf registration statement on Form S-3 (File No. 333-240147) that was previously filed by the Company with the Securities and Exchange Commission (the “SEC”) and automatically became effective upon filing on July 28, 2020.

A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov. A copy of the preliminary prospectus supplement and accompanying prospectus can be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1 866 471 2526, or by email at prospectusny@ny.email.gs.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described above, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About BridgeBio

BridgeBio is a team of experienced drug discoverers, developers and innovators working to create life-altering medicines that target well-characterized genetic diseases at their source. BridgeBio was founded in 2015 to identify and advance transformative medicines to treat patients who suffer from Mendelian diseases, which are diseases that arise from defects in a single gene, and cancers with clear genetic drivers. BridgeBio’s pipeline of over 20 development programs includes product candidates ranging from early discovery to late-stage development.

Forward-Looking Statements

This press release contains forward-looking statements. Statements in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect our current views about our plans, intentions, expectations and strategies, which are based on the information currently available to us and on assumptions we have made.

Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Grace Rauh

BridgeBio Pharma, Inc.

Grace.rauh@bridgebio.com

(917) 232-5478

Source: BridgeBio Pharma, Inc.